MASSMUTUAL SELECT FUNDS

Supplement dated June 28, 2012 to the

Prospectus dated April 2, 2012

This supplement provides new and additional information beyond that contained in the Prospectus and any previous supplements. It should be retained and read in conjunction with the Prospectus and any previous supplements.

The following information pertains to the Strategic Balanced Fund, Value Equity Fund, Core Opportunities Fund, and Large Cap Growth Fund:

Effective June 22, 2012 for the Strategic Balanced Fund, Value Equity Fund, and Core Opportunities Fund and June 25, 2012 for the Large Cap Growth Fund (each, a “Termination Date”), each Fund was dissolved pursuant to a Plan of Liquidation and Termination approved by the Board of Trustees of the MassMutual Select Funds. Shareholders of the various classes of shares of the Strategic Balanced Fund, Value Equity Fund, Core Opportunities Fund, and Large Cap Growth Fund received proceeds in proportion to the number of shares of such class held by each of them on the applicable Termination Date.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

B3001M-12-02